Wachovia Consumer Growth Conference October 14, 2008 Presenters: Jeffrey Ansell, CEO Craig Steeneck, CFO Exhibit 99.1

Forward-Looking Statements and GAAP
Reconciliation
Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved or whether such performance or results will ever be achieved. Forward-looking information is based on information available at the time and management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements.
Forward-looking statements speak only as of the date the statements are made. Pinnacle Foods Finance (“Pinnacle Foods,”
“Pinnacle” or the “Company”) assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that the
Company will make additional updates with respect thereto or with respect to other forward-looking statements.
SEC rules regulate the use of “non-GAAP financial measures” in public disclosures, such as “EBITDA” and “Consolidated EBITDA”, that are derived on the basis of methodologies other than in accordance with generally accepted accounting principles, or “GAAP”.
These rules govern the manner in which non-GAAP financial measures may be publicly presented and prohibit in all filings with the
SEC, among other things:
exclusion of charges or liabilities that require, or will require, cash settlement or would have required cash settlement, absent an ability to settle in another manner, from a non-GAAP financial measure; and
adjustment of a non-GAAP financial measure to eliminate or smooth items identified as non-recurring, infrequent or unusual, when the nature of the charge or gain is such that it has occurred in the past two years or is reasonably likely to recur within the next two years.
We have included non-GAAP financial measures in this presentation, including EBITDA, Consolidated EBITDA and “Inventory
(excluding certain items)” that may not comply with the SEC rules governing the presentation of non-GAAP financial measures. In addition, our measurements of Consolidated EBITDA are based on definitions of EBITDA included in the indentures governing the
Company’s existing senior notes and senior subordinated notes and our senior credit facilities and, as a result, may not be comparable to those of other companies.
For a presentation of net earnings as calculated under GAAP and a reconciliation to our EBITDA and Consolidated EBITDA, see page 24 later in this presentation.

ARMOUR

Lender's

vlasic

LOG CABIN

Celeste

Swanson

Aunt Jemima

Mrs. Paul's

HUNGRY-MAN

Mrs. Butter-worth's

Van de Kamp's

Duncan Hines

OPEN PIT

Pinnacle

3 Pinnacle: A Company of Iconic Brands Penetrating about 80% of US households

Vlasic
	Duncan Hines
	Armour
	Log Cabin, Mrs. Butterworth's
	Van de Kamp's, Mrs. Paul's
	Celeste
	Open Pit
	Aunt Jemima
	Aunt Jemima
	Lender's
	Hungry-Man, Swanson

Pinnacle

Diversified Portfolio of Leading Market Positions
Pinnacle holds the number one or two branded market positions in eight of the eleven categories in which it competes
22.4% #1 Frozen Pizza for One
10.2% #2
Frozen Waffles, Pancakes
and French Toast
10.1% #3 Bagels
9.9% #4 Frozen Dinners
(2)
9.5% #3
Frozen Breakfast
Entrees/Sandwiches
16.3% #2 Barbecue Sauce
(1)
Major
Brands
#2
#2
#2
#2
#1
Market
Position
7.5% Canned Meat
19.4% Breakfast Syrups
15.3% Frozen Prepared Seafood
17.8% Baking Mixes and Frostings
19.9%
Shelf-Stable Pickles, Peppers,
and Relish
IRI Market
Share
Category
___________________________
Source: IRI Data for the 52 weeks ending September 2008.
1. Market position in the core markets.
2. Single-serve, full-calorie frozen dinners and entrees.

Our Journey
Transform Pinnacle from a company
focused on integration, over-reliance on
trade push and cost cutting…
To a consumer and customer centric
company with a strong productivity focus.
Resulting in Sustainable EBITDA Growth and
Stable/Improving top line trends

Challenging Headwinds in 2008
Commodity Costs
9+% Inflation
Unprecedented Pricing Impacting Volume
First half 2008 volume:
-4% vs. YAG
Net Sales: +1.3%
Q2: +6.6%
Price increases
+
Trade & coupon
optimization
= 5+%

Consolidated EBITDA (2)
(% Change vs. YAG)
-8.0%
-6.0%
-4.0%
-2.0%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
FY 2007 Q1 2008 Q2 2008 H1 2008
Net sales
(% Change vs. YAG)
-6.0%
-4.0%
-2.0%
0.0%
2.0%
4.0%
6.0%
8.0%
FY 2007 Q1 2008 Q2 2008 H1 2008
First Half 2008 Results
+2.9%
(1)
-3.8%
+6.6%
+1.3%
+10.3%
(1)
-5.7%
-5.0%
-5.3%
(2) Consolidated EBITDA, as defined in our Senior Secured Credit
Facilities, before adjusting for net cost savings projected to be realized.
(1) % reflects the change over 2006 adjusted for the full year impact of the Armour acquisition.

8 Looking Forward: Achieving Success Continued focus on: Brand Building Pricing Productivity Resulting in: Stable top line trends EBITDA improvement Solid cash flow generation

Customer Culture
Pinnacle’s “Win the 4C’s” Strategy
Who, what and
how
Meaningful
innovation on
targeted brands
Product Quality
& Safety
Consumer Cost
Joint business
plans
Improved
Customer Service
Execute pricing
with excellence
Drive productivity
across the
business
Commodity
purchasing
excellence
Manufacturing
savings
Logistics
excellence
Leaders at all
levels
Capability
building
Nimble,
innovative,
exciting place to
work

Duncan Hines
Brownies

Mrs. Paul's
Crunchy Fish Sticks

HUNGRY-MAN
Boneless Fried Chicken

Aunt Jemima
Homestyle

Duncan Hines
Whipped

Pinnacle

Building Brands: Increase consumer focus to
strengthen brands and drive top-line growth
Strengthened marketing
Targeted message to reach prime prospects
Moderate trade to consumer spending shift
Product upgrades
Key Strategic Focus Areas
1
Mrs. Butterworth’s
Duncan Hines
Brownies
Vlasic Hungry-Man

Duncan Hines Advertising

Vlasic Advertising

Duncan Hines
NEW!
Oven Ready!
Homestyle Brownies
Milk Chocolate

Duncan Hines
Moist Deluxe
NEW!
DECADENT CARROT CAKE

Sea Salt
vlasic
KOSHER DILL SPEARS

LOG CABIN

Duncan Hines
Moist Deluxe
Brownies
Cookies

Pinnacle

Building Brands: Increase consumer focus to strengthen brands and drive top-line growth
New Product Innovation: Increase innovation capability and
successfully launch new products that build the business and delight customers
Building cross-functional innovation capability to drive
incremental growth.
Key focus on extending iconic brands via line extensions and adjacencies
Key Strategic Focus Areas
1
2
Duncan Hines
Snack Line
Duncan Hines
Frozen Milk
Chocolate
Brownies
Duncan Hines
Decadent Carrot
Cake
Vlasic Pickles
with Sea Salt
Log Cabin Pure
Maple

Key Strategic Focus Areas
Building Brands: Increase consumer focus to strengthen brands and drive top-line growth
New Product Innovation: Increase innovation capability and successfully launch new products that build the business and delight consumers
Sales & Pricing Excellence:
Continuously strengthen selling capability and execute
pricing with excellence
Execute pricing actions with excellence
Additional November pricing on Armour Vienna sausages, Swanson dinners and pot pies
Continue to drive trade spend efficiency
1
2
3
Duncan Hines
(Cake, Frosting, T2
Brownies)
Hungry-Man
Vlasic
Mrs. Butterworth’s
Aunt Jemima Grain
Armour
(Chili, Stew, Hash, Treat,
Dried Beef)
Seafood
Lenders
Duncan
Hines
(Muffins)
Pot Pies
Duncan
Hines
(Cake, T2
Brownies)
Aunt
Jemima
Grain
Hungry-Man
Vlasic
Mrs.
Butterworth’s
Aunt Jemima
Entrees
Lenders
(frozen)
AUG 08 MAY 08 MAR 08 NOV 07

Building Brands: Increase consumer focus to strengthen
brands and drive top-line growth
New Product Innovation: Increase innovation capability and
successfully launch new products that build the business and delight consumers
Sales & Pricing Excellence: Continuously strengthen selling
capability and execute pricing with excellence
Productivity: Relentless focus on productivity and operational excellence
Structured, multi-functional productivity building process
developed
Key 2008 productivity initiatives progressing well
Key Strategic Focus Areas
1
2
3
4

Accelerating Productivity Initiatives
Targeting $40-$50 million
per year (3.5% - 4.0% of
costs of products sold)
Productivity and pricing
actions designed to partially
offset commodity increases
Structured, multi-functional
productivity building process
in place
$40M-$50M
Opportunity
Product Design
Logistics
Purchasing
Manufacturing

Accelerating Productivity Initiatives
Purchasing
Alternative suppliers and
materials
Enhanced commodity buying
strategies
E-Procurement tools in place
and enhancing price
negotiations
Outside expertise added
$40M-$50M
Opportunity
Product Design
Logistics
Purchasing
Manufacturing

Accelerating Productivity Initiatives
Manufacturing
Structured platforms of
continuous improvement and
automation
Equipment reliability and
materials yield improvement
(OEE)
Capability building (Total
Productive Maintenance)
Increasing capital investment to
accelerate productivity
Outside expertise being added
$40M-$50M
Opportunity
Product Design
Logistics
Purchasing
Manufacturing

Accelerating Productivity Initiatives
Logistics
Distribution center networks
redesigned
Transportation in-house &
network bid completed
Product and packaging design
Ingredient optimization without
compromising quality (ROI)
Consolidation of packaging
Downsizing opportunities under
review
$40M-$50M
Opportunity
Product Design
Logistics
Purchasing
Manufacturing

Looking forward
Additional investments to accelerate productivity
and plant performance
Increasing capital expenditures
Technology upgrades (CDC)
External consulting resources
Execute purchasing strategy with excellence
Leverage E-Procurement tools
Expand use of financial instruments
Consider additional pricing actions as required

Value Creating Acquisitions: Make value
enhancing acquisitions that meet criteria
Clear acquisition criteria
Dry grocery/Frozen
Iconic brands
Traditional food channels
No increase in leverage ratio
Experienced team with proven integration ability
5
Key Strategic Focus Areas

2007 and YTD 2008 Performance
($ in millions)
Fiscal LTM
2007 June 2007 June 2008 June 2008
Net Sales $1,515 $742 $752 $1,525
% chg. vs. YAG +2.9% +4.7% +1.3% +1.3%
Consolidated EBITDA (before net cost
savings projected to be realized) $232 $97 $92 $226
% chg. vs. YAG +10.3% +13.1% -5.3% +2.2%
% Net Sales 15.3% 13.0% 12.2% 14.8%
Consolidated EBITDA (per Senior Credit
Facility and Bond Indentures) $242 $238
6 Months Ended

($ in millions) LTM
Fiscal 2007 June 2007 June 2008 June 2008
Net sales, as reported 1,515 $          742 $             752 $             1,525 $
Net earnings (loss), as reported (115)              (115)              (20)                (20)
Provisions for taxes based on income 31                  11                  16                  36
Consolidated Interest Expense 162               82                  75                  154
EBIT, as reported 78                 (22)                71                 170
Consolidated Depreciation and Amortization Expense 56                  20                  30                  66
EBITDA 134               (2)                  101               236
Adjustments per Senior Credit Facility and Bond Indentures
Non-cash items 43                  47                  (11)                (15)
Non-recurring items 52                  50                  1                    3
Other adjustment items 3                    2                    1                    2
Consolidated EBITDA (before net cost savings projected to be realized)
232               97 $              92 $              226 $
Net cost savings projected to be realized as a result of initiatives taken 11                  12
Consolidated EBITDA (per Senior Credit Facility and Bond
Indentures)
242 $             238 $
6 Months Ended
Net Sales & Adjusted EBITDA Reconciliation

Diversified portfolio in stable industry
Minimal maintenance capex (~$15M) and total capex spending ($30M-$35M) includes productivity initiatives. Capex expected to increase in future years in support of accelerated productivity initiatives.
Significant tax assets which will result in minimal cash taxes over next several years
Continued focus on improving working capital efficiency
($s in millions)
Dec
2006
Dec
2007
June
2007
June
2008
Inventory
(1)
$168 $158 $155 $142
Accounts Receivable 86 100 98 99
Accounts Payable (58) (64) (78) (74)
Working Capital $196 $194 $175 $167
DIO 66.4      61.6      60.8      59.8
DSO 18.4      18.0      18.3      17.8
DPO (19.9)     (23.1)     (21.7)     (22.9)
Cash Conversion Cycle
(2)
64.9      56.4      57.3      54.8
Strong Cash Flow Aided by Limited Capex and Significant Cash
Tax Benefits
(1) Excludes inventory reserves and capitalized freight and storage.
(2) Moving average total for measurement period.

At June
($s in millions)
Acquisition
(1)
2008
Revolving Credit Facility 10 $             - $
Term Loan 1,250          1,238
Senior Notes 325              325
Senior Subordinated Notes 250              199
Other Debt 1                  1
Total Debt 1,836          1,763
Cash (17)              (16)
Total Net Debt 1,819 $       1,747 $
Total Leverage Ratio (per Senior Credit Facility and Bond Indentures) 7.33
(1)
As of the April 2, 2007 acquisition by The Blackstone Group
Debt Structure

Impact of Lehman Bankruptcy
$15 million of revolver capacity
Administrative agent under Credit Agreement
Counterparty on derivative transactions
Natural gas, interest rates, Canadian dollar
All in a liability position

Pinnacle
Duncan Hines
Mrs. Paul's
Van de Kamp's
vlasic
ARMOUR
Mrs. Butter-worth's
Aunt Jemima
LOG CABIN
Swanson
HUNGRY-MAN
OPEN PIT
Celeste
Lender's

Pinnacle

Key Investment Highlights
Pinnacle:  A Company of strong iconic brands delivering long term sustainable EBITDA growth and generate reliable free cash flow
Exciting
Innovation
Possibilities
Reliable Free
Cash Flow
Diverse
Portfolio of
Strong Iconic
Brands
Sales & Pricing
Excellence
Driving
Productivity
Deep
Management
Bench with
Complementary
Skills
Brand Building
Portfolio of
Leading Market
Positions